EXHIBIT 99.1

PRESS RELEASE
Fidelity National Information Services, Inc. Reports Strong
Third Quarter 2006 Financial Results
Pro Forma Revenue Growth of 10.2%
Increases Full Year 2006 Revenue Growth Outlook to 7% to 8%
     Jacksonville, Fla. — October 25, 2006 — Fidelity National Information Services, Inc. (NYSE:FIS), a leading global provider of technology services to financial institutions, today announced financial results for the third quarter of 2006. Consolidated revenue increased to $1.08 billion, Net earnings increased to $78.6 million and Net earnings per diluted share was $0.41. In accordance with Generally Accepted Accounting Principles (“GAAP”), these results reflect the combination between FIS and Certegy Inc. as of February 1, 2006, the effective date of the merger.
     “FIS reported excellent third quarter results with pro forma revenue growth of 10.2%, EBITDA growth of 10.5% and adjusted cash earnings of $0.57 per diluted share,” stated FIS Chairman William P. Foley, II. “With continued strong market share gains and cross sales to existing customers, we now expect to achieve revenue growth of 7% to 8% and cash earnings per diluted share of $2.08 to $2.12.”
     FIS’ operating results are presented on a GAAP and on an adjusted pro forma basis, which management believes provides more meaningful comparisons between the periods presented. FIS’ pro forma results reflect a January 1, 2005, effective date for the merger between FIS and Certegy, the March 2005 recapitalization and the sale of minority interests by FIS. Additionally, the adjusted pro forma results exclude merger and acquisition and integration expenses. Reconciliations between GAAP and pro forma results are provided in the attachments to this press release, which are posted on the company’s website at http://www.fidelityinfoservices.com.

GAAP	3rd Quarter		3rd Quarter
(amounts in millions)	2006		2005
Total Revenue	$1,080.7	million	$698.1	million
Net Earnings	$78.6	million	$57.9	million
Net Earnings Per Diluted Share	$0.41		$0.45

Adjusted Pro Forma (see Appendix A)	3rd Quarter		3rd Quarter
(amounts in millions)	2006		2005		% Chg
Total Revenue	$1,080.7	million	$980.9	million	10.2%
EBITDA	$286.2	million	$259.0	million	10.5%
Pro Forma Net Earnings	$82.2	million	$73.4	million	11.9%
Pro Forma Net Earnings Per Diluted Share	$0.42		$0.38		10.5%
Cash Earnings	$110.9	million	$102.6	million	8.0%
Cash Earnings Per Diluted Share	$0.57		$0.54		5.6%

     FIS presents its financial results in accordance with GAAP. However, in order to provide the investment community with a broader means of evaluating the operating performance of its operations, FIS also reports several non-GAAP measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net earnings plus depreciation and amortization less capital expenditures (“Free Cash Flow”) and net earnings plus other intangible amortization, net of income tax (“Cash Earnings”). Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.
Pro Forma Segment Information
     FIS’ Transaction Processing Services generated revenue of $650.4 million, or 14.1% over the prior-year period, driven by 36.8% growth in International, 10.0% growth in Enterprise Solutions and 9.8% growth in Integrated Financial Solutions. The company’s new item processing operation in Brazil, new account wins and deeper penetration of the existing customer base contributed to the strong growth rate. EBITDA increased 14.7% to $157.2 million, and the EBITDA margin increased to 24.2%.
     Lender Processing Services revenue increased 4.7% to $432.9 million, driven by a 5.5% increase in the number of mortgage loans processed, and strong results within the Default Solutions and Appraisal product lines. The $4.5 million, or 2.9% decrease in EBITDA is attributable to strong results in the comparable prior year quarter, a change in product mix and a longer deferral period for the company’s life of loan tax services. The 34.5% EBITDA margin was comparable to the second quarter 2006 margin.
     Additional segment and pro forma information is provided in the following table:

Segment Revenues	3rd Quarter	3rd Quarter
(amounts in millions)	2006	2005	% Chg.
Transaction Processing Services:
Integrated Financial Solutions	$280.7	$255.5	9.8%
Enterprise Solutions	253.6	230.4	10.0%
International	118.8	86.9	36.8%
Other	(2.7)	(2.8)	4.5%

	$650.4	$570.0	14.1%

Lender Processing Services:
Mortgage Processing	$93.6	$91.1	2.7%
Information Outsourcing	339.4	321.6	5.5%
Other	(0.1)	0.9	(11.1)%

	$432.9	$413.6	4.7%

Corporate	$(2.6)	$(2.7)	—

Total FIS	$1,080.7	$980.9	10.2%

     Pro forma corporate expense for the third quarter of 2006 totaled $20.3 million. The $11.6 million, or 36.3%, decline from the prior-year quarter was primarily attributable to the consolidation of duplicate administrative functions. Pro forma interest expense for the quarter increased $9.0 million to $49.7 million, due primarily to higher interest rates. The increase in interest expense was partially offset by a lower effective tax rate of 35.8%.
Outlook
     Management updated its full year 2006 outlook as follows:
•	Revenue growth of 7% to 8% compared to its previous outlook for 5% to 7%;

•	Pro forma earnings per diluted share of $1.51 to $1.55;

•	Pro forma cash earnings per diluted share of $2.08 to $2.12;

•	Pro forma EBITDA growth of 10% to 12%;

•	Capital expenditures of approximately $300 million, including anticipated investments in the Brazilian credit card processing joint venture and the newly launched item processing and business process outsourcing operation;

•	Pro forma free cash flow of $440 million to $470 million, which includes the aforementioned capital investments in Brazil.
     This guidance excludes pre-tax merger and acquisition and integration costs associated with the February 1, 2006, combination of FIS and Certegy Inc.; pre-tax expense associated with the accelerated vesting of performance based options in the first quarter of 2006; and merger and acquisition costs associated with the completion of the merger with Fidelity National Financial, Inc., in November 2006.
     FIS will host a call with investors and analysts to discuss first quarter results on Thursday, October 26, 2006, beginning at 8:00 a.m. Eastern daylight time. Those wishing to participate via the webcast should access the call through FIS’ Investor Relations website at http://www.fidelityinfoservices.com. Those wishing to participate via the telephone may do so by calling 800-230-1092 (USA) or 612-288-0318 (International). The webcast replay will be available on FIS’ Investor Relations website. The telephone replay will be available through November 2, 2006, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 844664.
About Fidelity National Information Services, Inc.
     Fidelity National Information Services, Inc. (NYSE:FIS) is a leading provider of core processing for financial institutions; card issuer and transaction processing services; mortgage loan processing and mortgage-related information products; and outsourcing services to financial institutions, retailers, mortgage lenders and real estate professionals. FIS has processing and technology relationships with 35 of the top 50 global banks, including nine of the top ten. Approximately 50 percent of all U.S. residential mortgages are processed using FIS software. Headquartered in Jacksonville, Florida, FIS maintains a strong global presence, serving over 7,800 financial institutions in more than 60 countries worldwide. For more information on Fidelity National Information Services, please visit www.fidelityinfoservices.com.

     FIS is a majority-owned subsidiary of Fidelity National Financial Inc. (NYSE:FNF), number 248 on the Fortune 500 and a provider of outsourced products and services to a variety of industries. More information about FNF can be found at www.fnf.com.
Forward-Looking Statements
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; the risk that the recent merger between Fidelity National Information Services, Inc. and Certegy Inc. may fail to achieve beneficial synergies or that it may take longer than expected to do so; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Information Services, Inc.
CONTACT: Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282, mary.waggoner@fnf.com
###

FIDELITY NATIONAL INFORMATION SERVICES, INC.
AND SUBSIDIARIES AND AFFILIATES
UNAUDITED CONSOLIDATED AND COMBINED RESULTS FOR THE THREE AND NINE MONTHS ENDING SEPTEMBER 30, 2006 AND 2005
(In thousands)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005

Processing and services revenues	$1,080,651	$698,109	$3,003,533	$2,058,402

Cost of revenues	772,580	447,794	2,114,635	1,331,373
Selling, general, and administrative expenses	112,724	93,047	384,319	312,921
Research and development costs	25,855	33,545	77,561	85,784

Operating income	169,492	123,723	427,018	328,324
Other income (expense)
Interest income	477	1,790	3,901	4,826
Realized gains and losses	(593)	821	(1,837)	(2,391)
Interest expense	(49,717)	(37,548)	(142,018)	(87,357)

Total other income (expense)	(49,833)	(34,937)	(139,954)	(84,922)

Earnings before income taxes, equity earnings and minority interest	119,659	88,786	287,064	243,402
Income tax expense	42,799	31,112	106,915	90,546
Equity in earnings of unconsolidated entities	(1,686)	(2,135)	(3,778)	(4,379)
Minority interest	(34)	1,917	(40)	6,171

Net earnings	$78,580	$57,892	$183,967	$151,064

Net earnings per share-basic	$0.41	$0.45	$1.00	$1.18

Weighted average shares outstanding-basic	190,690	127,920	184,373	127,920

Net earnings per share-diluted	$0.41	$0.45	$0.98	$1.18

Weighted average shares outstanding-diluted	193,626	127,920	187,405	127,920

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures
NOTE: The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005, and the purchase of the remaining minority interest in Kordoba in September 2005 to reflect such transactions as if they occurred January 1, 2005

EBITDA Detail

2006 Q3	FIS
Net Earnings	$78,580
+ Interest Expense	49,717
+ Minority Interest	(34)
+ Income Taxes	42,799
+ Depreciation/Amort	111,135
- Interest Income	(477)

- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(1,686)
- Other (Income) Expense	593

EBITDA	$280,627

EBITDA Margin

2006 Q3	FIS
EBITDA	$280,627
Revenue	$1,080,651
EBITDA Margin	26.0%
EBIT Detail

2006 Q3	FIS
Net Earnings	$78,580
+ Interest Expense	49,717
+ Minority Interest	(34)
+ Income Taxes	42,799
- Interest Income	(477)

- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(1,686)
- Other (Income) Expense	593

EBIT	$169,492

EBIT Margin

2006 Q3	FIS
EBIT	$169,492
Revenue	$1,080,651
EBIT Margin	15.7%
Adjusted Diluted EPS

2006 Q3	FIS
Net Earnings	$78,580
Adjusted EPS	$0.41
Diluted Shares Outstanding	193,626
Cash Earnings

2006 Q3	FIS
Net Earnings	$78,580
+ Tax Adjusted Purchase Price Amortization	28,749

Cash Earnings	$107,329

Diluted Cash EPS	$0.55
Diluted Shares Outstanding	193,626
Free Cash Flow

2006 Q3	FIS
Net Earnings	$78,580
+ Depreciation/Amort	111,135
- Capital Expenditures	(67,114)

Free Cash Flow	$122,601

2006 Q3
Stock Compensation	$4,434
Financial Measures Excluding Selected Items

EBITDA	$280,627
M&A and Integration costs	5,621

EBITDA, excluding selected items	$286,248

Net Earnings	$78,580
M&A and Integration Costs, net of tax	3,575

Net Earnings, excluding selected items	$82,155

Net Earnings per diluted share	$0.41
M&A and Integration costs per share	0.01

Net Earnings per diluted share, excluding selected items	$0.42

Net Earnings, excluding selected items	$82,155
+ Tax Adjusted Purchase Price Amortization	28,749

Cash Earnings, excluding selected items	$110,904

Net Earnings per diluted share, excluding selected items	$0.42
+ Tax Adjusted Purchase Price Amortization-per share	0.15

Cash Earnings per diluted share, excluding selected items	$0.57

Net Earnings, excluding selected items	$82,155
+ Depreciation/Amort	$111,135
- Capital Expenditures	(67,114)

Free Cash Flow, excluding selected items	$126,176

2005 Q3	FIS	CEY	ADJ	Pro Forma
Net Earnings	$57,892	$22,667	$(7,142)	$73,417
+ Interest Expense	37,548	3,122	—	40,670
+ Minority Interest	1,917	—	(740)	1,177
+ Income Taxes	31,112	17,900	(4,669)	44,343
+ Depreciation/Amort	70,783	12,939	21,133	104,855
- Interest Income	(1,790)	—	—	(1,790)
- Equity in (Earnings) Loss of Non-Consolidated Entities, net of tax	(2,135)	—	—	(2,135)
- Other (Income) Expense	(821)	(671)	—	(1,492)

EBITDA	$194,506	$55,957	$8,582	$259,045

2005 Q3	FIS	CEY	ADJ	Pro Forma
EBITDA	$194,506	$55,957	$8,582	$259,045
Revenue	$698,109	$282,774	$—	$980,883
EBITDA Margin	27.9%	19.8%		26.4%

2005 Q3	FIS	CEY	ADJ	Pro Forma
Net Earnings	$57,892	$22,667	$(7,142)	$73,417
+ Interest Expense	37,548	3,122	—	40,670
+ Minority Interest	1,917	—	(740)	1,177
+ Income Taxes	31,112	17,900	(4,669)	44,343
- Interest Income	(1,790)	—	—	(1,790)
- Equity in (Earnings) Loss of Non-Consolidated Entities, net of tax	(2,135)	—	—	(2,135)
- Other (Income) Expense	(821)	(671)	—	(1,492)

EBIT	$123,723	$43,018	$(12,551)	$154,190

2005 Q3	FIS	CEY	ADJ	Pro Forma
EBIT	$123,723	$43,018	$(12,551)	$154,190
Revenue	$698,109	$282,774	$—	$980,883
EBIT Margin	17.7%	15.2%		15.7%

2005 Q3	FIS	CEY	ADJ	Pro Forma
Net Earnings	$57,892	$22,667	$(7,142)	$73,417
Adjusted EPS	$0.45			$0.38
Diluted Shares Outstanding	127,920			191,233

2005 Q3	FIS	CEY	ADJ	Pro Forma
Net Earnings	$57,892	$22,667	$(7,142)	$73,417
+ Tax Adjusted Purchase Price Amortization	17,941	680	10,606	29,227

Cash Earnings	$75,833	$23,347	$3,464	$102,644

Diluted Cash EPS	$0.59			$0.54
Diluted Shares Outstanding	127,920	—	—	191,233

2005 Q3	FIS	CEY	ADJ	Pro Forma
Net Earnings	$57,892	$22,667	$(7,142)	$73,417
+ Depreciation/Amort	70,783	12,939	21,133	104,855
- Capital Expenditures	(74,602)	(14,764)	—	(89,366)

Free Cash Flow	$54,073	$20,842	$13,991	$88,906

2005 Q3
Stock Compensation	$4,562	$2,900	$(2,900)	$4,562

Appendix A- Historical Detail and Reconciliation of Non-GAAP Measures
NOTE: The Adjustments Column represents pro forma adjustments relating to the merger transaction between CEY and FIS, the recapitalization transaction at FIS in March 2005, and the purchase of the remaining minority interest in Kordoba in September 2005 to reflect such transactions as if they occurred January 1, 2005

EBITDA Detail

2006 Nine Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$183,967	$(42,523)	(3,708)	$137,736
+ Interest Expense	142,018	1,081	—	143,099
+ Minority Interest	(40)	—	—	(40)
+ Income Taxes	106,915	(26,396)	(2,626)	77,893
+ Depreciation/Amort	318,304	4,274	6,856	329,434
- Interest Income	(3,901)	—	—	(3,901)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax		(3,778)	—	(3,778)
- Other (Income) Expense		1,837	123	1,960

EBITDA	$745,322	$(63,441)	$522	$682,403

EBITDA Margin

2006 Nine Months	FIS	CEY-Jan	ADJ	Pro Forma
EBITDA	$745,322	$(63,441)	$522	$682,403
Revenue	$3,003,533	$92,915	$—	$3,096,448
EBITDA Margin		24.8%	-68.3%	22.0%
EBIT Detail

2006 Nine Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$183,967	$(42,523)	$(3,708)	$137,736
+ Interest Expense	142,018	1,081	—	143,099
+ Minority Interest	(40)	—	—	(40)
+ Income Taxes	106,915	(26,396)	(2,626)	77,893
- Interest Income	(3,901)	—	—	(3,901)
- Equity in (Earnings) Loss of Unconsolidated Entities, net of tax	(3,778)	—	—	(3,778)
- Other (Income) Expense	1,837	123	—	1,960

EBIT	$427,018	$(67,715)	$(6,334)	$352,969

EBIT Margin

2006 Nine Months	FIS	CEY-Jan	ADJ	Pro Forma
EBIT	$427,018	$(67,715)	$(6,334)	$352,969
Revenue	$3,003,533	$92,915	$—	$3,096,448
EBIT Margin	14.2%	-72.9%		11.4%
Adjusted Diluted EPS

2006 Nine Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$183,967	$(42,523)	$(3,708)	$137,736
Adjusted EPS	$0.98			$0.71
Diluted Shares Outstanding	187,405			194,700
Cash Earnings

2006 Nine Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$183,967	$(42,523)	$(3,708)	$137,736
+ Tax Adjusted Purchase Price Amortization	81,866	233	3,524	85,623

Cash Earnings	$265,833	$(42,290)	$(184)	$223,359

Diluted Cash EPS	$1.42			$1.15
Diluted Shares Outstanding	187,405			194,700
Free Cash Flow

2006 Nine Months	FIS	CEY-Jan	ADJ	Pro Forma
Net Earnings	$183,967	$(42,523)	$(3,708)	$137,736
+ Depreciation/Amort	318,304	4,274	6,856	329,434
- Capital Expenditures	(216,534)	(5,200)	—	(221,734)

Free Cash Flow	$285,737	$(43,449)	$3,148	$245,436

2006 Nine Months
Stock Compensation	$37,222	$552	$(552)	$37,222
Pro Forma Measures Excluding Selected Items

Pro Forma EBITDA	$682,403
M&A and Integration costs	94,350
Performance Based Stock Option Costs	24,130

Pro Forma EBITDA, excluding selected items	$800,883

Pro Forma Net Earnings	137,736
M&A and Integration Costs, net of tax	58,489
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Net Earnings, excluding selected items	$211,113

Weighted Average Shares	187,405
Adjustment as if transaction took place 1/1/2005	7,295

Pro Forma Weighted Average Shares	194,700

Pro Forma Net Earnings per diluted share	$0.71
M&A and Integration costs per share	0.29
Performance Based Stock Option Costs per share	0.08

Pro Forma Net Earnings per diluted share, excluding selected items	$1.08

Net Earnings, excluding selected items	211,113
+ Tax Adjusted Purchase Price Amortization	85,623

Cash Earnings, excluding selected items	296,736

Net Earnings per diluted share, excluding selected items	1.08
+ Tax Adjusted Purchase Price Amortization—per share	0.44

Cash Earnings per diluted share, excluding selected items	$1.52

Net Earnings, excluding selected items	$211,113
+ Depreciation/Amort	329,434
- Capital Expenditures	(221,734)

Free Cash Flow, excluding selected items	$318,813

2005 Nine Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$151,064	$69,213	$(42,481)	$177,796
+ Interest Expense	87,357	9,677	21,031	118,065
+ Minority Interest	6,171	—	(2,368)	3,803
+ Income Taxes	90,546	45,969	(26,568)	109,947
+ Depreciation/Amort	221,886	38,352	63,399	323,637
- Interest Income	(4,826)	—	—	(4,826)
- Equity in (Earnings) Loss of Non-Consolidated Entities, net of tax	(4,379)	—	—	(4,379)
- Other (Income) Expense	2,391	(1,412)	—	979

EBITDA	$550,210	$161,799	$13,013	$725,022

2005 Nine Months	FIS	CEY	ADJ	Pro Forma
EBITDA	$550,210	$161,799	$13,013	$725,022
Revenue	$2,058,402	$821,255	$—	$2,879,657
EBITDA Margin	26.7%	19.7%		25.2%

2005 Nine Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$151,064	$69,213	$(42,481)	$177,796
+ Interest Expense	87,357	9,677	21,031	118,065
+ Minority Interest	6,171	—	(2,368)	3,803
+ Income Taxes	90,546	45,969	(26,568)	109,947
- Interest Income	(4,826)	—	—	(4,826)
- Equity in (Earnings) Loss of Non-Consolidated Entities, net of tax	(4,379)	—	—	(4,379)
- Other (Income) Expense	2,391	(1,412)	—	979

EBIT	$328,324	$123,447	$(50,386)	$401,385

2005 Nine Months	FIS	CEY	ADJ	Pro Forma
EBIT	$328,324	$123,447	$(50,386)	$401,385
Revenue	$2,058,402	$821,255	$—	$2,879,657
EBIT Margin	16.0%	15.0%		13.9%

2005 Nine Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$151,064	$69,213	$(42,481)	$177,796
Adjusted EPS	$1.18			$0.93
Diluted Shares Outstanding	127,920			190,864

2005 Nine Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$151,064	$69,213	$(42,481)	$177,796
+ Tax Adjusted Purchase Price Amortization	60,857	1,361	31,819	94,037

Cash Earnings	$211,921	$70,574	$(10,662)	$271,833

Diluted Cash EPS	$1.66			$1.42
Diluted Shares Outstanding	127,920	—	—	190,864

2005 Nine Months	FIS	CEY	ADJ	Pro Forma
Net Earnings	$151,064	$69,213	$(42,481)	$177,796
+ Depreciation/Amort	221,886	38,352	63,399	323,637
- Capital Expenditures	(180,497)	(42,883)	—	(223,380)

Free Cash Flow	$192,453	$64,682	$20,918	$278,053

2005 Nine Months
Stock Compensation	$16,017	$9,200	$(9,200)	$16,017

Appendix B
Unaudited Pro Forma Combined Statement of Continuing Operations
for the Nine Months Ended September 30, 2006
(In thousands Except Per Share Data)

					Tax Adjusted
			Pro Forma		Purchase Price	Cash
	Certegy-Jan	FIS	Adjustments	Pro Forma	Amortization	Earnings
Total revenue	$92,915	$3,003,533		$3,096,448
Total cost of revenue	73,218	2,114,635	6,856	2,194,709

Gross profit (loss)	19,697	888,898	(6,856)	901,739
General and administrative	7,645	369,736	(522)	376,859
Research and development costs	—	77,561		77,561
Merger and Acquisition costs	79,767	14,583		94,350

Income (loss) from operations	(67,715)	427,018	(6,334)	352,969
Interest income (expense) and other	(1,204)	(139,954)	—	(141,158)

Income from continuing operations before tax and min. int	(68,919)	287,064	(6,334)	211,811
Provision for income tax	(26,396)	106,915	(2,626)	77,893

Income from continuing operations	(42,523)	180,149	(3,708)	133,918

Equity in earnings (loss) of unconsolidated entities, net	—	3,778	—	3,778
Minority interests in earnings, net of tax	—	40	—	40

Net income	$(42,523)	$183,967	$(3,708)	$137,736	$85,623	$223,359

Net income per share-basic	$(0.68)	$1.00		$0.72		$1.17

Pro forma Weighted average shares-basic	62,326	184,373		191,567		191,567

Net income per share-diluted	$(0.67)	$0.98		$0.71		$1.15

Pro forma Weighted average shares-diluted	63,796	187,405		194,700		194,700

Pro Forma Net Earnings	$137,736
Merger and Acquisition and Integration Costs, net of tax	58,489
Performance Based Stock Option Costs, net of tax	14,888

Pro Forma Net Earnings, excluding selected items	$211,113

Appendix C
Unaudited Pro Forma and Historical Segment Information
for the Quarters and Nine Month Periods Ended September 30, 2006 and 2005
(In thousands Except Per Share Data)

2006- Quarter 3	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate		Processing	Processing	Corporate
	Services	Services	and Other	Total	Services	Services	and Other	Total
Processing and services revenue	650,406	432,891	(2,646)	1,080,651	650,406	432,891	(2,646)	1,080,651
Cost of revenues	514,390	258,190	—	772,580	514,390	258,190	—	772,580

Gross profit	136,016	174,701	(2,646)	308,071	136,016	174,701	(2,646)	308,071
Selling, general and admin costs	39,736	52,338	20,650	112,724	39,736	52,338	20,650	112,724
Research development costs	17,838	8,017	—	25,855	17,838	8,017	—	25,855

Operating income	78,442	114,346	(23,296)	169,492	78,442	114,346	(23,296)	169,492

Depreciation and amortization	75,158	33,658	2,319	111,135	75,158	33,658	2,319	111,135

EBITDA	153,600	148,004	(20,977)	280,627	153,600	148,004	(20,977)	280,627

ProForma EBITDA	153,600	148,004	(20,977)	280,627
Merger and Acquisition and Integration costs	3,568	1,337	716	5,621

ProForma EBITDA, excluding selected items	157,168	149,341	(20,261)	286,248

2006- 9mths YTD	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate		Processing	Processing	Corporate
	Services	Services	and Other	Total	Services	Services	and Other	Total
Processing and services revenue	1,854,993	1,241,472	(17)	3,096,448	1,764,030	1,241,472	(1,969)	3,003,533
Cost of revenues	1,456,928	737,781	—	2,194,709	1,376,854	737,781	—	2,114,635

Gross profit	398,065	503,691	(17)	901,739	387,176	503,691	(1,969)	888,898
Selling, general and admin costs	134,751	161,574	174,884	471,209	130,341	161,574	92,404	384,319
Research development costs	52,183	25,378	—	77,561	52,183	25,378	—	77,561

Operating income	211,131	316,739	(174,901)	352,969	204,652	316,739	(94,373)	427,018
Depreciation and amortization	218,698	104,882	5,854	329,434	207,658	104,882	5,764	318,304

EBITDA	429,829	421,621	(169,047)	682,403	412,310	421,621	(88,609)	745,322

ProForma EBITDA	429,829	421,621	(169,047)	682,403
Merger and Acquisition and Integration costs	7,851	3,349	83,150	94,350
Acceleration of performance-based shares	—	—	24,130	24,130

ProForma EBITDA, excluding selected items	437,680	424,970	(61,767)	800,883

2005 - Quarter 3	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate		Processing	Processing	Corporate
	Services	Services	and Other	Total	Services	Services	and Other	Total
Processing and services revenue	570,015	413,591	(2,723)	980,883	287,241	413,591	(2,723)	698,109
Cost of revenues	439,483	231,179	—	670,662	216,615	231,179	—	447,794

Gross profit	130,532	182,412	(2,723)	310,221	70,626	182,412	(2,723)	250,315
Selling, general and admin costs	35,315	55,693	31,478	122,486	13,312	55,693	24,042	93,047
Research development costs	26,294	7,251	—	33,545	26,294	7,251	—	33,545

Operating income	68,923	119,468	(34,201)	154,190	31,020	119,468	(26,765)	123,723
Depreciation and amortization	68,145	34,334	2,376	104,855	34,360	34,334	2,089	70,783

EBITDA	137,068	153,802	(31,825)	259,045	65,380	153,802	(24,676)	194,506

2005 - 9 mths YTD	Pro Forma				Historical
	Transaction	Lender			Transaction	Lender
	Processing	Processing	Corporate		Processing	Processing	Corporate
	Services	Services	and Other	Total	Services	Services	and Other	Total
Processing and services revenue	1,726,995	1,156,848	(4,186)	2,879,657	905,740	1,156,848	(4,186)	2,058,402
Cost of revenues	1,323,088	659,657	—	1,982,745	671,716	659,657	—	1,331,373

Gross profit	403,907	497,191	(4,186)	896,912	234,024	497,191	(4,186)	727,029
Selling, general and admin costs	141,618	171,593	96,532	409,743	71,016	171,593	70,312	312,921
Research development costs	66,530	19,254	—	85,784	66,530	19,254	—	85,784

Operating income	195,759	306,344	(100,718)	401,385	96,478	306,344	(74,498)	328,324
Depreciation and amortization	209,155	109,235	5,247	323,637	108,328	109,235	4,323	221,886

EBITDA	404,914	415,579	(95,471)	725,022	204,806	415,579	(70,175)	550,210